UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2007

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of principal executive offices)	(Zip code)

                    (920) 743-5551

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this report, including the exhibits attached hereto, is furnished solely pursuant to Items 2.02 and 7.01 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 2.02.

Results of Operations and Financial Condition.

On May 14, 2007, Baylake Corp. issued a press release reporting its earnings for the first quarter ended March 31, 2007.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.

Regulation FD Disclosure.

Attached as Exhibit 99.2 and incorporated herein by reference is a letter to the shareholders of Baylake Corp.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated May 14, 2007

99.2	Letter to Shareholders of Baylake Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 2007

BAYLAKE CORP.

By:  /s/ John A. Hauser

John A. Hauser

Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 14, 2007

99.2	Letter to Shareholders of Baylake Corp.

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